                                                                       Exh 10.31

                 FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          This Fourth Amendment and Waiver to Credit Agreement (this "Amendment") is entered into as of July 11, 2003, by and among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the "Lenders") and BNP PARIBAS, as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

          A. The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 2001 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

          B. The Borrower, the Lenders and the Administrative Agent have agreed to waive certain covenants and amend the Credit Agreement as provided hereinbelow.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

          Section 2. Amendment to Section 1.01. The definition of "Applicable Margin" set forth in Section 1.01 is hereby amended by deleting the proviso thereto and replacing it with the following:

     "provided, however, that, notwithstanding the foregoing, (i) on the Closing Date and until the six month anniversary thereof, the Applicable Margin shall be 2.5% for Eurodollar Rate Advances and 1.5% for Base Rate Advances,
     (ii) for purposes of determining the Applicable Margin at any time following the six month anniversary of the Closing Date, the Adjusted Leverage Ratio shall be deemed to be greater than or equal to 4.25 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable, and (iii) during the period commencing on July 11, 2003 until the later of (A) November 4, 2003 and (B) the date that the Borrower delivers the financial statements required under Section 6.03(c) with respect to the third fiscal quarter of Fiscal Year 2003, the Applicable Margin shall equal 2.90% per annum with respect to Eurodollar Rate Advances and 1.90% per annum with respect to Base Rate Advances. For purposes of this Agreement, any change in the Applicable Margin based on a change in the Adjusted Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change."

          Section 3. Waiver. The Lenders hereby waive compliance by the Borrower with Section 6.04(a), (b), (c), (d) and (f) for the second fiscal quarter of Fiscal Year 2003.

          Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

                    (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                    (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment;

                    (iii) Amendment to Synthetic Lease Documents. Evidence that
     (A) the financial covenants contained in the Synthetic Lease Documents have been waived in the same manner as set forth in this Amendment and (B) any conforming changes to the Synthetic Lease Documents reasonably requested by the Administrative Agent have been made;

                    (iv) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

               (b) Each of the Lenders consenting to this Amendment on or prior to 5:00 p.m. (EST) on July 11, 2003 shall have received an amendment fee of 0.08% of its Commitment.

               (c) The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

               (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

               (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

          Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

          Section 7. Certain Waivers. The Borrower and each Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom. This Section 7 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

          Section 8. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

          Section 9. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

          Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          Section 11. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 12. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

          Section 13. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor's Guaranty shall remain in full force and effect without modification thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      SMART & FINAL INC.,
                                      as Borrower


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      AMERICAN FOODSERVICE DISTRIBUTORS


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      SMART & FINAL STORES CORPORATION


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      SMART & FINAL OREGON, INC.


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      PORT STOCKTON FOOD DISTRIBUTORS, INC.


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President - Finance

                                      HENRY LEE COMPANY


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President - Finance


                                      AMERIFOODS TRADING COMPANY


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      CASINO FROZEN FOODS, INC.


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      FOODSERVICESPECIALISTS.COM, INC.


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer


                                      OKUN PRODUCE INTERNATIONAL, INC.


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer

                                      HL HOLDING CORPORATION


                                      By: /s/ Richard N. Phegley
                                          --------------------------------------
                                          Name: Richard N. Phegley
                                          Title: Senior Vice President &
                                                 Chief Financial Officer

                                      BNP PARIBAS,
                                      as Administrative Agent and a Lender


                                      By: /s/ Clive Bettles
                                          --------------------------------------
                                          Name: Clive Bettles
                                          Title: Managing Director


                                      By: /s/ Frederique Merhaut
                                          --------------------------------------
                                          Name: Frederique Merhaut
                                          Title: Director

                                      HARRIS TRUST & SAVINGS BANK


                                      By: /s/ Julie Hossack
                                          --------------------------------------
                                          Name: Julie Hossack
                                          Title: Vice President

                                      COOPERATIVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK
                                      B.A., "RABOBANK NEDERLAND",
                                      NEW YORK BRANCH


                                      By: /s/ Bradford F. Scott
                                          --------------------------------------
                                          Name: Bradford F. Scott
                                          Title: Executive Director


                                      By: /s/ Andre Blom
                                          --------------------------------------
                                          Name: Andre Blom
                                          Title: Credit Risk Management

                                      CREDIT INDUSTRIEL ET COMMERCIAL


                                      By: /s/ Eric Dulot
                                          --------------------------------------
                                          Name: Eric Dulot
                                          Title: Vice President


                                      By: /s/ Eric Longuet
                                          --------------------------------------
                                          Name: Eric Longuet
                                          Title: Vice President

                                      COBANK, ACB


                                      By: /s/ S. Richard Dill
                                          --------------------------------------
                                          Name: S. Richard Dill
                                          Title: Vice President

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: /s/ Peter Thompson
                                          --------------------------------------
                                          Name: Peter Thompson
                                          Title: Vice President

                                      U.S. BANK NATIONAL ASSOCIATION


                                      By: /s/ Janet Jordan
                                          --------------------------------------
                                          Name: Janet Jordan
                                          Title: Vice President

                                      NATEXIS BANQUE-BFCE


                                      By: /s/ Anne Ulrich
                                          --------------------------------------
                                          Name: Anne Ulrich
                                          Title: Vice President


                                      By: /s/ Pieter J. van Tulder
                                          --------------------------------------
                                          Name: Pieter J. van Tulder
                                          Title: Vice President And Manager
                                                 Multinational Group

                                      TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                      By: /s/ Stephen Goetschius
                                          --------------------------------------
                                          Name: Stephen Goetschius
                                          Title: Senior Vice President

                                      CITY NATIONAL BANK


                                      By: /s/ Abdi Rais
                                          --------------------------------------
                                          Name: Abdi Rais
                                          Title: Senior Vice President

                                      RZB FINANCE LLC


                                      By: /s/ John A. Valiska
                                          --------------------------------------
                                          Name: John A. Valiska
                                          Title: Group Vice President


                                      By: /s/ Frank J. Yautz
                                          --------------------------------------
                                          Name: Frank J. Yautz
                                          Title: First Vice President

                                      BANK OF THE WEST


                                      By: /s/ Daniel Flores
                                          --------------------------------------
                                          Name: Daniel Flores
                                          Title: Syndications Officer

                                      PREFERRED BANK


                                      By: /s/ Walt Duchanin
                                          --------------------------------------
                                          Name: Walt Duchanin
                                          Title: Executive Vice President

                                      BANK LEUMI USA


                                      By: /s/ Jacques V. Delvoye
                                          --------------------------------------
                                          Name: Jacques V. Delvoye
                                          Title: Vice President